                                                                    Exhibit 10.2

                       1999B AMENDMENT TO LOAN INSTRUMENTS

         This 1999B Amendment to Loan Instruments (this "Amendment" or the "1999B Amendment"), is made and entered into as of the 28th day of June, 1999, by and among (i) PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); (ii) the Banks identified on SCHEDULE I hereto (all of such Banks are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on SCHEDULE II hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                              PRELIMINARY STATEMENT

         A. Res-Care and certain other Existing Borrowers (defined herein) obtained from the Administrative Bank and certain of the Banks credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "1996 Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"), (ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and (iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks amended the 1996 Loan Agreement pursuant to a First Amendment to Loan Instruments dated as of June 23, 1997 (the "First Amendment to Loan Instruments"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and (iv) the addition of certain New Borrowers as parties to the Loan Instruments.

         C. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Second Amendment to Loan Instruments dated as of November 20, 1997 (the "Second Amendment to Loan Instruments"), providing for, among other things, (i) the consent of the Banks to the Borrowers' incurring of subordinated indebtedness, (ii) the amendment of certain financial covenants and (iii) the addition of certain other New Borrowers as parties to the Loan Instruments.

         D. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Third Amendment to Loan Instruments dated as of March 12, 1998 (the "Third Amendment to Loan Instruments"), providing for, among other things, the Existing Borrowers to add certain New Borrowers and to make certain other amendments. The 1996 Loan Agreement, as amended by the First Amendment to Loan Instruments, the Second Amendment to Loan Instruments and the Third Amendment to Loan Instruments, is referred to as the "Old Loan Agreement."

         E. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks amended and restated the Old Loan Agreement pursuant to the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998 (the "Loan Agreement"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Seventy Five Million Dollars ($175,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Fifteen Million Dollars ($15,000,000), (iii) the creation of a new revolving credit facility in the principal amount of Twenty Five Million Dollars ($25,000,000) with a 364-day term, (iv) the amendment of certain financial covenants and (v) the addition of certain New Borrowers as parties to the Loan Instruments. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         F. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the Loan Agreement pursuant to a 1999A Amendment to Loan Instruments dated as of June 28, 1999 (the "1999A Amendment to Loan Instruments"), providing for, among other things, (i) the amendment of certain financial covenants, (ii) the amendment of Pricing Levels, which are used in determining applicable interest rates and fees and (iii) to certain other amendments necessitated by Res-Care's acquisition of PeopleServe.

         G. Res-Care and the Existing Borrowers wish to amend the Loan Agreement and the Loan Instruments to (i) reduce the Revolving Credit Facility B Loan Commitments from $25,000,000 to $24,062,500 (subject to future increase back to $25,000,000) and (ii) to extend the term of Revolving Credit Facility B for an additional 364 days.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         I.       AMENDMENTS TO LOAN AGREEMENT

                  A. SECTION 1 - DEFINITIONS AND CROSS REFERENCE. The following definitions and provisions of Section 1 of the Loan Agreement are hereby amended and restated as follows:

         1.115 "Revolving Credit Facility B" means the revolving line of credit established by the Banks in favor of the Borrowers originally in the principal amount of Twenty Five Million Dollars ($25,000,000), reduced to Twenty Four Million Sixty Two Thousand Five Hundred Dollars ($24,062,500) as of the 1999B Amendment to Loan Instruments Closing Date, pursuant to which the Borrowers may obtain Revolving Credit Loans from the Banks during the term of Revolving Credit Facility B upon the terms and conditions set forth in this Loan Agreement.

         1.117 "Revolving Credit Facility B Loan Commitments" means each Bank's commitment to maintain or make Revolving Credit Loans under Revolving Credit Facility B as set forth in Section 2.2 hereof. Schedule 2.1 reflects the Revolving Credit Facility B Loan Commitments as of the 199b Amendment to Loan Instruments Closing Date. The total Revolving Credit Facility B Loan Commitments may be increased to $25,000,000 if an existing or a new Bank agrees to assume an additional Revolving Credit Facility B Loan Commitment in the amount of $937,500 subsequent to the 1999B Amendment to Loan Instruments Closing Date.

         "1.118 "Revolving Credit Facility B Termination Date" means the Revolving Credit Facility B Termination Date then in effect, which shall be the earliest of (i) June 28, 2000, subject to extension thereof as provided in
Section 2.1C hereof, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement and
(iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and the Revolving Credit Facility B Loan Commitments are reduced to zero."

The following definitions and provisions are hereby added to Section 1 of the Loan Agreement as follows:

         1.151 "1999B Amendment" means the 1999B Amendment to Loan Instruments made and entered into as of June 28, 1999, by and among the Banks, the Administrative Bank and the Borrowers.

         1.152 "1999B Amendment Closing Date" means the date on which the 1999B Amendment to Loan Instruments has been executed and delivered by the parties thereto, June 28, 1999.

         B. SECTION 2.1B REVOLVING CREDIT FACILITY B - REVOLVING CREDIT FACILITY B LOAN COMMITMENTS. Section 2.1B is hereby amended and restated as follows:

                  "B. REVOLVING CREDIT FACILITY B - REVOLVING CREDIT FACILITY B LOAN COMMITMENTS. Each Bank severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Credit Loans permitted to be outstanding from time to time under Revolving Credit Facility B, to lend to the Borrowers from time to time during the period from the Closing Date to but excluding the Revolving Credit Facility B Termination Date an aggregate amount not exceeding its Revolving Credit Facility Pro Rata Share of the aggregate Revolving Credit Facility B Loan Commitments. The amount of each Bank's Revolving Credit Facility B Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to this Loan Agreement. The aggregate amount of the Revolving Credit Facility B Loan Commitments is $24,062,500 as of the 1999B Amendment to Loan Instruments Closing Date; provided that the aggregate amount of the Revolving Credit Facility B Loan Commitments may be increased to $25,000,000 if an existing or a new Bank agrees to assume an additional Revolving Credit Facility B Loan Commitment in the amount of $937,500 subsequent to the 1999B Amendment to Loan Instruments Closing Date. Because the Banks had initially approved aggregate Revolving Credit Facility B Loan Commitments in the amount of $25,000,000, the Banks agree that such increase may be effected without the need for further approval of any entities other than the Administrative Bank and Res-Care. The amount of the Revolving Credit Facility B Loan Commitments shall be reduced from time to time by the amount of any reductions that are made pursuant to Section 2.4C hereof (it being understood that all references to the Revolving Credit Facility B Loan Commitments of the Banks set forth in this Loan Agreement shall mean the initial Revolving Credit Facility B Loan Commitments of the Banks set forth on SCHEDULE 2.1 annexed to this Loan Agreement as reduced by the voluntary reductions of the Revolving Credit Facility B Loan Commitments effected by the Borrowers pursuant to Section 2.4C of the Loan Agreement). Each Bank's Revolving Credit Facility B Loan Commitment shall expire on the Revolving Credit Facility B Termination Date and all Revolving Credit Loans under Revolving Credit Facility B shall be paid in full no later than that date. Amounts borrowed under this Section 2.lB may be repaid and reborrowed to but excluding the Revolving Credit Facility B Termination Date, subject to the provisions of Section 2.4C hereof.

         Anything contained in this Loan Agreement to the contrary notwithstanding, the Revolving Credit Loans under Revolving Credit Facility B and the Revolving Credit Facility B Loan Commitments shall be subject to the following limitations:

                           (i)The Total Utilization of Revolving Credit
Facility B Loan Commitments shall not exceed the aggregate Revolving Credit Facility B Loan Commitments; and

                           (ii) At no time shall the Banks be required to make
Revolving Loans under Revolving Credit Facility B if the making of such Revolving Loans would cause the ratio of Adjusted Indebtedness as of the end of any rolling twelve (12) month period ending during one of the periods set forth below to Cash Flow from Operations for such rolling twelve (12) month period to exceed the applicable ratio:

                           PERIOD                                      APPLICABLE RATIO
                           ------                                      ----------------
                           3/31/99-12/31/99                            5.50 to 1.0
                           1/01/00-12/30/00                            5.25 to 1.0
                           12/31/00 and thereafter                     5.00 to 1.0"

            C. SCHEDULE 2.1. Schedule 2.1 to the Loan Agreement is replaced by
Schedule 2.1 attached hereto.

                  D. RATIFICATION. The Loan Agreement, as amended by this Amendment, remains in full force and effect and the Borrowers reaffirm and ratify their obligations under the Loan Agreement, as amended by this Amendment.

         II.      STOCK PLEDGE AGREEMENT (RES-CARE)

                  The Stock Pledge Agreement (Res-Care), as amended by this Amendment, remains in full force and effect and Res-Care reaffirms and ratifies its obligations under the Stock Pledge Agreement, as amended by this Amendment.

         III.     AMENDMENT AND RATIFICATION OF SECURITY AGREEMENTS

                  Each of the Security Agreements remains in full force and effect and each Borrower reaffirms and ratifies its obligations under the Security Agreement to which it is a party. Each Borrower agrees that the Security Agreement to which it is a party shall continue to secure all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements for Letters of Credit and the Loan Agreement, all as they may be amended by this Amendment.

         IV.      RATIFICATION OF REVOLVING CREDIT B NOTES

         The Borrowers hereby confirm and agree that the Revolving Credit B Notes have been extended to June 28, 2000, by virtue of the amendment of the term Revolving Credit Facility B Termination Date" set forth herein; with the exception of the Revolving Credit B Note in favor of Banque Paribas, which is not extended. The Borrowers hereby reaffirm and ratify all of their obligations under the Revolving B Notes as extended.

         V.       RATIFICATION OF OTHER LOAN INSTRUMENTS

         The Borrowers hereby reaffirm and ratify all of their obligations under the other Loan Instruments not expressly modified hereinabove.

         VI.      CLOSING CONDITIONS

         The establishment of the Revolving Credit Facility by the Banks in favor of the Borrowers, the obtaining of the Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, the making of the Swing Line Loans by PNC to the Borrowers, all as amended by this Amendment, are subject to the satisfaction of all the following conditions (in addition to the conditions set forth in the Loan Agreement):

         A. CONDITIONS TO CLOSING OF THIS AMENDMENT. The obligation of the Banks to make the Revolving Credit Loans to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.1 of the Loan Agreement, and with respect to the Swing Line Loan, the conditions precedent specified in Section 3.1D of the Loan Agreement, as of the 1999B Amendment Closing Date, the Banks shall have received the following from the Borrowers, dated the 1999B Amendment Closing Date or such other date as shall be acceptable to the Banks:

                           (1) This Amendment, duly executed and delivered by
the each of the

Borrowers.

                           (2) A Certificate of the Secretary or Assistant
Secretary of Res-Care certifying as to the authenticity, completeness and accuracy of, and attaching copies of any amendments to the Articles of Incorporation or Bylaws since June 30, 1998, and Resolutions of the Board of Directors of Res-Care authorizing such Borrower's execution, delivery and performance of this Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                           (3) A Certificate of the Secretary or Assistant
Secretary of each other Borrower certifying as to the authenticity, completeness and accuracy of, and attaching copies of their respective Certificates of Incorporation and Bylaws, together with any amendments thereto, and Resolutions of the Board of Directors of each Borrower authorizing such Borrower's execution, delivery and performance of this Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                           (4) An opinion from counsel to the Borrowers, in form
and substance satisfactory to the Banks, giving substantially the same opinions as were given in connection with the execution and delivery of the Loan Agreement dated as of June 30, 1998, but to be given with respect to the execution and delivery of this Amendment and related documents.

                           (5) Such other documents as the Administrative Bank
may reasonably request.

         VII.     REPRESENTATIONS  AND WARRANTIES

                           A. REPRESENTATIONS AND WARRANTIES OF BORROWER AND
CONSOLIDATED SUBSIDIARIES. To induce the Banks to enter into this Amendment, the Borrowers represent and warrant to the Banks as follows:

                           (1) Each Borrower has full power, authority, and
capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each in accordance with its terms.

                           (2) No Event of Default under the Loan Agreement or
any of the other Loan Instruments has occurred which continues unwaived by the Banks, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

                           (3) The person executing this Amendment on behalf of
each Borrower is duly authorized to do so. Each such person has been duly authorized pursuant to resolutions of the Borrowers approved by the directors of the Borrowers to execute and deliver minor amendments to the Loan Instruments of the sort set forth in this Amendment without the necessity of further action by the respective boards of directors.

                           (4) The representations and warranties made by each
Borrower in all of the Loan Instruments are hereby remade and restated as of the date hereof.

                           (5) There are no material actions, suits, legal,
equitable, arbitration or administrative proceedings pending or threatened against any Borrower, the adverse determination of which could have a material adverse effect on the Loan Instruments, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Instruments.

         VIII. MISCELLANEOUS. The provisions of Section XV of the Loan Agreement are hereby incorporated by reference and made applicable to this Amendment as fully as if set forth herein verbatim.

                                                 RES-CARE, INC.
                                                 (a "Borrower")

                                                 ------------------------------
                                                 By: Authorized Officer
                                                 Name: Ralph G. Gronefeld
                                                 Assistant Treasurer

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY ALTERNATIVES TEXAS
PARTNERS,  INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
         f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS, INC.
THE ACADEMY FOR INDIVIDUAL
EXCELLENCE, INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL HEALTH CORPORATION  d/b/a  Arizona
         Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
RES-CARE FLORIDA, INC.

NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER,
         INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
TANGRAM REHABILITATION NETWORK, INC.
BUMPERSHOOT ENTERPRISES, INC.
RS PALMER CORPORATION d/b/a TEXAS LIVING CENTERS
ALTERNATIVE CHOICES, INC.
ROCKCREEK, INC.
ACCESS, INC.
RESCARE PREMIER CANADA, INC.
OPTIMAL SPACE, INC.
J&J CARE CENTERS, INC.
RAISE GEAUGA, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
GENERAL HEALTH CORPORATION d/b/a ARIZONA YOUTH ASSOCIATES
(each a "Borrower")

-----------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Borrower
listed above beginning with Community Alternatives Indiana, Inc. and ending with General Health Corporation d/b/a Arizona Youth Associates, on behalf of each such Borrower

CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Borrower")

By:  Authorized Officer

NORMAL LIFE OF INDIANA
a general partnership
(a "Borrower")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners

By:  Authorized Officer

and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

By:  Authorized Officer

TEXAS COMMUNITY ALTERNATIVES LIMITED PARTNERSHIP
 (a Borrower)
By: COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
  its General Partner

By:  Authorized Officer

PEOPLESERVE, INC.
         P.S.I. HOLDINGS, INC.
         VOCA CORP. VOCA CORPORATION OF AMERICA VOCA CORPORATION OF FLORIDA VOCA CORPORATION OF INDIANA VOCA OF INDIANA LLC VOCA CORPORATION OF MARYLAND VOCA CORPORATION OF NEW JERSEY VOCA CORPORATION OF NORTH CAROLINA VOCA CORPORATION OF OHIO VOCA CORPORATION OF WASHINGTON D.C.
         VOCA CORPORATION OF WEST VIRGINIA, INC.
         VOCA RESIDENTIAL SERVICES, INC.
         EDUCARE COMMUNITY LIVING CORPORATION - AMERICA
         EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST
         EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI
         EDUCARE COMMUNITY LIVING CORPORATION - TEXAS
         EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO
         EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA
         EDUCARE COMMUNITY LIVING CORPORATION - NEVADA
         THE CITADEL GROUP, INC.
         B.W.J. OPPORTUNITY CENTERS, INC.

(each a "Borrower")

-------------------------------------------
By:  Authorized Officer
Name:
Title:
listed above beginning with PeopleServe, Inc. and ending with B.W.J. Opportunity Centers, Inc., on behalf of each such Borrower

PNC BANK, NATIONAL ASSOCIATION
as Administrative Bank

By: Benjamin A. Willingham
Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Bank

By: Benjamin A. Willingham
Vice President

AMSOUTH BANK
("AmSouth")

-------------------------------------------
By:  Cathy Wind
Its:  Vice President

BANQUE PARIBAS

("Paribas")
--------------------------------------------
David Canavan

Its:
     ---------------------------------------

BANK ONE, KENTUCKY, NA
("Bank One")

-------------------------------------------
By: Todd D. Munson
Senior Vice President

FIRST AMERICAN NATIONAL BANK
("First American")

-------------------------------------------
By:  Kent Wood
Vice President

FIRST UNION NATIONAL BANK
("First Union")

-------------------------------------------
By: Valerie Cline
Director

FIRSTAR BANK, N.A.
 ("Firstar")

------------------------------------------
By: Toby Rau
Assistant Vice President

FLEET NATIONAL BANK
("Fleet")

-------------------------------------------
By:  Ginger Stolzenthaler
Senior Vice President

KEY CORPORATE CAPITAL, INC.
("Key")

-------------------------------------------
By:  Mark Mullen
Vice President

NATIONAL CITY BANK OF KENTUCKY
("National City")

------------------------------------------
By:  Deroy Scott
Vice President

SUNTRUST BANK, NASHVILLE, N.A.
("SunTrust")

-------------------------------------------
By: W. Brooks Hubbard
Its:

WACHOVIA BANK, N.A.
("Wachovia")

------------------------------------------
By:  John Tibe
     Assistant Vice President

UNION BANK OF CALIFORNIA
("Union Bank")

-------------------------------------------
By:  Virginia Hart
Vice President

                                   SCHEDULE I

                               ADMINISTRATIVE BANK

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                                  LIST OF BANKS

                  AMSOUTH BANK ("AmSouth")
                  333 Union Street
                  2nd Floor
                  Nashville, TN 37021
                  Attn:  Cathy Wind, Vice President

                  BANK ONE, KENTUCKY, NA ("Bank One")
                  416 West Jefferson
                  Louisville, Kentucky 40202
                  Attn: Todd D. Munson, Senior Vice President

                  BANQUE PARIBAS ("Paribas")
                  787 Seventh Avenue
                  New York, NY  10019
                  Attn:  David Canavan

                  FIRST AMERICAN NATIONAL BANK ("First American")
                  First American Center
                  Nashville, TN  37237
                  Attn:  Kent Wood, Vice President

                  FIRSTAR BANK, N.A. ("Firstar")
                  One Financial Square
                  Louisville, KY  40202
                  Attn: Toby Rau, Assistant Vice President

                  FIRST UNION NATIONAL BANK ("First Union")
                  One 1st Union Center
                  301 S. College Street
                  Charlotte, NC  28288-0735
                  Attn:  Valerie Cline, Director

                  FLEET NATIONAL BANK ("Fleet")

                  1 Federal Street
                  Boston, MA  02110
                  Attn:  Ginger Stolzenthaler, Vice President

                  KEY CORPORATE CAPITAL, INC. ("Key")
                  525 Vine Street
                  Cincinnati, OH  40202
                  Attn: Mark Mullen, Vice President

                  NATIONAL CITY BANK OF KENTUCKY ("National City") 101 South Fifth Street
                  Louisville, KY 40202

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                  SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust")
                  P.O. Box 305110
                  Nashville, TN 37230-5110
                  Attn:  W. Brooks Hubbard

                  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION ("Union Bank") 445 S. Figueroa
                  16th Floor
                  Los Angeles, CA  90071
                  Attn:  Virginia Hart, Vice President

                  WACHOVIA BANK, N. A. ("Wachovia")
                  191 Peachtree Street, 29th Floor
                  Atlanta, Georgia  30303-1757
                  Attn:  John Tibe

                                   SCHEDULE II

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         8. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         9. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         10. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         11. COMMUNITY ALTERNATIVES VIRGINIA, INC. f/k/a RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         12. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         13. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         14. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         15. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         16. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         17. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         18. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("YT").

         19. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         20 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         21 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         22 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         23 COMMUNITY ALTERNATIVES TEXAS PARTNER, INC. (f/k/a Community Alternatives Virginia, Inc.), a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATP").

         24 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         25 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

         26 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

         27 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

         28 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

         29 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("ROO").

         30 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

         31. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

         32. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE").

 .
         33. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

         34. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

         35. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

         36. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

         37. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

         38. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

         39. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

         40. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

         41. RES-CARE FLORIDA, INC., f/k/a NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

         42. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

         43 NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

         44. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

         45. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

         46. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

         47. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

         48. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

         49. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

         50. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

         51. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

         52. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

         53. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

         54. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

         55. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         56. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

         57. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

         58. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

         59. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

         60. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

         61. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

         62. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

         63. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         64. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

         65. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

         66. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

         67. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

         68. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

         69. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

         70. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

         71. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

         72. RES-CARE WASHINGTON, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

         73. RES-CARE ALABAMA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                  SCHEDULE II.A

                              LIST OF NEW BORROWERS

                               as of June __, 1999

         74. TANGRAM REHABILITATION NETWORK, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

         75. TEXAS COMMUNITY ALTERNATIVES LIMITED PARTNERSHIP, a Kentucky limited partnership with principal office and place of business in Louisville, Kentucky.

         76. BUMPERSHOOT ENTERPRISES, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         77. RS PALMER CORPORATION d/b/a TEXAS LIVING CENTERS, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         78. ALTERNATIVE CHOICES, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         79. ROCKCREEK, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         80. ACCESS, INC., a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         81. RESCARE PREMIER CANADA, INC., an Ontario (Canada) corporation with principal office and place of business in Louisville, Kentucky.

         82. OPTIMAL SPACE, INC., an Ontario (Canada) corporation with principal office and place of business in Ontario, Canada.

         83. J&J CARE CENTERS, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         84. RAISE GEAUGA, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         85. COMMUNITY ALTERNATIVES ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         86. PEOPLESERVE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         87. P.S.I. HOLDINGS, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         88. VOCA CORP., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         89. VOCA CORPORATION OF AMERICA., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         90. VOCA CORPORATION OF FLORIDA, a Florida corporation with principal office and place of business in Louisville, Kentucky.

         91. VOCA CORPORATION OF INDIANA, an Indiana corporation with principal office and place of business in Louisville, Kentucky.

         92. VOCA OF INDIANA, LLC, an Indiana limited liability company with principal office and place of business in Louisville, Kentucky.

         93. VOCA CORPORATION OF MARYLAND, a Maryland corporation with principal office and place of business in Louisville, Kentucky.

         94. VOCA CORPORATION OF NEW JERSEY, a New Jersey corporation with principal office and place of business in Louisville, Kentucky.

         95. VOCA CORPORATION OF NORTH CAROLINA, a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         96. VOCA CORPORATION OF OHIO, an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         97. VOCA CORPORATION OF WASHINGTON D.C., a District of Columbia corporation with principal office and place of business in Louisville, Kentucky.

         98. VOCA CORPORATION OF WEST VIRGINIA, INC., a West Virginia corporation with principal office and place of business in Louisville, Kentucky.

         99. VOCA RESIDENTIAL SERVICES, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         100. EDUCARE COMMUNITY LIVING CORPORATION - AMERICA, a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         101. EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         102. EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI, a Missouri corporation with principal office and place of business in Louisville, Kentucky.

         103. EDUCARE COMMUNITY LIVING CORPORATION - TEXAS, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         104. EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO, a New Mexico corporation with principal office and place of business in Louisville, Kentucky.

         105. EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA, a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         106. EDUCARE COMMUNITY LIVING CORPORATION - NEVADA, a Nevada corporation with principal office and place of business in Louisville, Kentucky.

         107. THE CITADEL GROUP, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

         108. B.W.J. OPPORTUNITY CENTERS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

                                  SCHEDULE II.B

              Certain Entities which Currently are not Included in Definition of "Existing Borrowers" or "New Borrowers"

         (1) Employ - Ability Unlimited, Inc., a New Jersey non-profit corporation.

         Refraining from including those entities within the definition of "New Borrowers", "Existing Borrowers" or "Borrowers" does not prevent the Banks from later exercising any rights under the Loan Instruments to require them to become Borrowers.

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES

         The maximum amount of the Revolving Credit Facility A Loan Commitments is $175,000,000. The maximum amount of the Revolving Credit Facility B Loan Commitments is $25,000,000; provided, however that the Revolving Credit Facility B Loan Commitments shall be reduced to $24,062,500 as of the 1999B Amendment to Loan Instruments Closing Date and shall remain at such level unless and until an existing or a new Bank agrees to assume an additional Revolving Credit Facility B Loan Commitment in the amount of $937,500, in which case the total Revolving Credit Facility B Loan Commitments shall be restored to $25,000,000.

    NAME OF BANK          REVOLVING       REVOLVING        REVOLVING        REVOLVING   REVOLVING          TOTAL
                       CREDIT FACILITY     CREDIT           CREDIT           CREDIT       CREDIT            LOAN
                           A LOAN        FACILITY A       FACILITY B       FACILITY B   FACILITY B      COMMITMENTS*
                         COMMITMENTS      PRO RATA           LOAN           PRO RATA     PRO RATA
                                           SHARE         COMMITMENTS*        SHARE**     SHARE***

PNC                     26,250,000         15.00%          3,750,000         15.59%        15.00%        30,000,000

Bank One                21,875,000         12.50%          3,125,000         12.99%        12.50%        25,000,000

National City           21,875,500         12.50%          3,125,000         12.99%        12.50%        25,000,000

SunTrust                17,500,000         10.00%          2,500,000         10.39%        10.00%        20,000,000

First Union             15,312,500          8.75%          2,187,500          9.10%         8.75%        17,500,000

Wachovia                13,125,000          7.50%          1,875,000          7.80%         7.50%        15,000,000

AmSouth                 10,937,500          6.25%          1,562,500          6.49%         6.25%        12,500,000

Key                     10,937,500          6.25%          1,562,500          6.49%         6.25%        12,500,000

Firstar                 10,937,500          6.25%          1,562,500          6.49%         6.25%        12,500,000

Banque Paribas           6,562,500          3.75%                  0            .0%           .0%         6,562,500

First American           6,562,500          3.75%            937,500          3.89%         3.75%         7,500,000

Fleet                    6,562,500          3.75%            937,500          3.89%         3.75%         7,500,000

Union Bank               6,562,500          3.75%            937,500          3.89%         3.75%         7,500,000
                         ---------          ----             -------          ----          ----          ---------
               TOTAL  $175,000.000         100.00%       $ 24,062,500       100.00%       100.00%      $199,062,500
                      ============         ======        ============       ======        ======       ============

         * Total Revolving Credit Facility B Loan Commitments may be increased to $25,000,000 and total Loan Commitments may be increased to $200,000,000 if an existing or a new Bank agrees to assume an additional Revolving Credit Facility B Loan Commitment in the amount of $937,500.

         **Revolving Credit Facility B Pro Rata Shares as of 1999B Amendment to Loam Instruments Closing Date.

         ***Revolving Credit Facility B Pro Rata Shares if an existing or a new Bank agrees to assume an additional Revolving Credit Facility B Loan Commitment in the amount of $937,500.